EXHIBIT 10.15

                               PURCHASE AGREEMENT

                             French Fragrances, Inc.
                              Senior Notes due 2007

                               PURCHASE AGREEMENT

                                                                    May 6, 1997

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
TD SECURITIES (USA) INC.
c/o Donaldson, Lufkin & Jenrette
         Securities Corporation
277 Park Avenue
New York, New York  10172

Ladies & Gentlemen:

         French Fragrances, Inc., a Florida corporation ("COMPANY"), agrees with you as follows:

         1. Issuance of Securities. The Company proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation and TD Securities (USA) Inc. (each, a "Purchaser"), an aggregate of $115 million principal amount of 10 3/8% Senior Notes due 2007 (the "Series A NoteS"). The Series A Notes are to be issued pursuant to an indenture (the "Note Indenture") to be dated as of May 13, 1997 between the Company and Marine Midland Bank, as trustee (the "Trustee").

         Capitalized terms used but not defined herein shall have the meanings given to such terms in the Note Indenture or the Offering Memorandum, as the case may be.

         The Series A Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared a preliminary offering memorandum, dated April 21, 1997 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated May 6, 1997 (the "Offering Memorandum"), relating to the Company and the Series A Notes for your use.

         Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

         "THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER


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         SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE
         "SECURITIES ACT"), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND, IN THE CASE OF CLAUSE (b), (c) OR (d), BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTE EVIDENCED HEREBY OR ANY NOTE ISSUED IN EXCHANGE FOR OR IN SUBSTITUTION HEREOF OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

         You have advised the Company that you will make offers (the "Exempt Resales") of the Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely (i) to persons whom you reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), (ii) to non-U.S. persons whom you reasonably believe are outside the United States and to whom offers and sales of the Series A Notes may be made in reliance upon Regulation S under the Act ("Regulation S"), in transactions meeting the requirements of regulation s, and (iii) to a limited number of institutional "Accredited Investors" referred to in Rule 501(a)(1), (2), (3) or (7) under the Act (each, an "Accredited Investor"). The QIBs, the non-U.S. persons outside the United States and the Accredited Investors are referred to herein as the "Eligible Purchasers." You will offer the Series A Notes to such Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration

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Rights Agreement"), to be dated the Closing Date, in substantially the form of
Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the 10 3/8% Series B Senior Notes due 2007 (the "Series B Notes", and together with the Series A Notes, the "Notes") to be offered in exchange for the Series A Notes (the "Exchange Offer"), and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Series A Notes, and to use its reasonable best efforts to cause such Registration Statements to be declared effective. This Purchase Agreement (this "Agreement"), the Notes, the Note Indenture and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents".

         2. Agreements To Sell And Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to you, and each of the Purchasers, severally but not jointly, agrees to purchase from the Company, Series A Notes in the respective principal amount set forth opposite its name on
Schedule I hereto. The purchase price for the Series A Notes shall be 97% of their principal amount.

         3. Delivery And Payment. Delivery to the Purchasers of and payment for the Series A Notes shall be made at 9:00 a.m., New York City time, on May 13, 1997 (the "Closing Date") at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, or such other time or place as you and the Company shall designate.

         One or more of the Series A Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes sold pursuant to Exempt Resales to QIBs (collectively, the "Master Note"), one or more of the Series A Notes in definitive form, registered in the name of Cede & Co., as nominee of DTC, having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes sold pursuant to Exempt Resales to non-U.S. persons in reliance upon Regulation S (collectively, the "Regulation S Note") and one or more Series A Notes in definitive form registered in the name of Cede & Co., as nominee of DTC, having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes sold pursuant to Exempt Resales to Accredited Investors (collectively, the "Other Note"), shall be delivered by the Company to you (or as you direct), against payment by you of the purchase price therefor by certified or official bank check or checks payable in federal (same day) funds to the order of the Company or as the Company may direct. The Master Note, the Regulation S Note and the Other Note shall be made available to you for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

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         4. Agreements Of The Company. The Company agrees with each of you as follows:

                  (a) To advise you promptly and, if requested by the Purchasers, to confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Series A Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and (ii) of the happening of any event that makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Series A Notes under any state securities or Blue Sky laws, and if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Series A Notes under any state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish you, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as you may reasonably request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto, by you in connection with Exempt Resales.

                  (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date unless you shall previously have been advised thereof and shall have no reasonable objection thereto after being furnished a copy thereof. The Company shall promptly prepare, upon your request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be reasonably necessary or advisable in connection with Exempt Resales.

                  (d) If, after the date hereof and prior to consummation of any Exempt Resales, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of your counsel, it becomes necessary to amend or supplement the Offering Memorandum in order to made the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, forthwith to prepare an appropriate amendment or supplement to the Offering Memorandum so that statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Offering Memorandum will comply with applicable law.

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                  (e) To cooperate with you and your counsel in connection with the qualification of the Series A Notes under the securities or Blue Sky laws of such jurisdictions as you may request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, other than as to matters and transactions relating to the Exempt Resales, in any jurisdiction where it is not now so subject.

                  (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (but not, however, legal fees and expenses of your counsel incurred in connection with any of the foregoing), (ii) the preparation (including, without limitation, word processing and duplication costs) and delivery of this Agreement and the other Operative Documents and all other agreements, memoranda, correspondence and other documents (but not, however, legal fees and expenses of your counsel incurred in connection with any of the foregoing) and all preliminary and final Blue Sky memoranda prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance and delivery by the Company of the Notes, (iv) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for "book-entry" transfer and (x) the performance by the Company of its other obligations under this Agreement and the other Operative Documents.

                  (g) To use the proceeds from the sale of the Series A Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds".

                  (h) To the extent it may be lawful, not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

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                  (i) To do and perform all things required to be done and
         performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Series A Notes.

                  (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to you or Eligible Purchasers of the Series A Notes.

                  (k) For so long as any of the Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available, upon request, to any QIB holding Series A Notes or any beneficial owner of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such QIB or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                  (l) To cause the Exchange Offer to be made in the appropriate form to permit registration of the Series B Notes to be offered in exchange for the Series A Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                  (m) To comply with all of its agreements set forth in the Registration Rights Agreement, and all agreements set forth in the representation letter of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                  (n) To use its reasonable best efforts to effect the inclusion of the Series A Notes in PORTAL.

                  (o) During a period of five years following the date of this Agreement, to deliver to each of you promptly upon their becoming available, copies of all current, regular and periodic reports filed by the Company with the Commission or any securities exchange or with any governmental authority succeeding to any of the Commission's functions.

         5. Representations And Warranties. (a) The Company represents and warrants to each of you that, as of the date hereof:

                       (i) The Preliminary Offering Memorandum and the Offering Memorandum have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum and the Offering Memorandum, as of the respective dates thereof, do not, and the Offering Memorandum will not as of the Closing Date, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (i) shall not

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         apply to statements in or omissions from the Preliminary
         Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to you furnished to the Company in writing by you expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or order asserting that any of the transactions contemplated by this Agreement is subject to the registration requirements of the Act, has been issued.

                       (ii) When the Series A Notes are issued and delivered pursuant to this Agreement, none of the Series A Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                       (iii) Each of the Company and the Subsidiaries has been duly organized, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and the Subsidiaries (as defined below), taken as a whole (a "Material Adverse Effect").

                       (iv) Each of the entities listed on Schedule II hereto is, and upon consummation of the Fine Fragrances Acquisition on the Closing Date, Fine Fragrances, Inc. will become, a subsidiary of the Company. The entities listed on Schedule II are, together with Fine Fragrances, Inc. when so acquired on the Closing Date, the only subsidiaries, direct or indirect, of the Company. The Company owns, or in the case of Fine Fragrances, Inc. will own on the Closing Date upon consummation of the Fine Fragrances Acquisition, directly or indirectly through other subsidiaries, 100% of the outstanding capital stock or other securities evidencing equity ownership of such subsidiaries, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance, subject only to security interests in favor of the Existing Credit Facility and the 8.0% Secured Subordinated Debentures which will be released on the Closing Date; and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. As used herein, "Subsidiaries" means the entities listed on Schedule II, together with Fine Fragrances, Inc. upon consummation of the Fine Fragrances Acquisition. Other than in connection with the Fine Fragrances Acquisition, there are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such Subsidiaries.

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                       (v) The Company has all requisite corporate power and
         authority to execute, deliver and perform its obligations under this Agreement, the Notes, the Note Indenture and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes as provided herein and therein.

                       (vi) This Agreement has been duly and validly authorized, executed and delivered by the Company and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is considered in a proceeding in equity or at law, except as any rights to indemnity and contribution under this Agreement may be limited by federal and state securities laws and except to the extent that a waiver of rights under any usury laws may be unenforceable.

                       (vii) The Note Indenture has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting enforcement of creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is considered in a proceeding in equity or at law, and except to the extent that a waiver of rights under any usury laws may be unenforceable. The Note Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

                       (viii) The Series A Notes have been duly and validly authorized for issuance and sale to you by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Note Indenture and delivered against payment therefor in accordance with the terms hereof, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Note Indenture, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting enforcement of creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness),

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         regardless of whether enforcement is considered in a
         proceeding in equity or at law, and except to the extent that a waiver of rights under any usury laws may be unenforceable. The Series A Notes, when issued, authenticated and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

                       (ix) The Series B Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Note Indenture, the Registration Rights Agreement and the Exchange Offer, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Note Indenture, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting enforcement of creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is considered in a proceeding in equity or at law, and except to the extent that a waiver of rights under any usury laws may be unenforceable.

                       (x) The Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting enforcement of creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is considered in a proceeding in equity or at law, except as any rights to indemnity and contribution under the Registration Rights Agreement may be limited by federal and state securities laws and public policy considerations, and except as enforcement of any provisions requiring the payment of liquidated damages may be limited by applicable law or public policy. The Registration Rights Agreement, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

                       (xi) Neither the Company nor any of the Subsidiaries is in violation of its respective charter or bylaws or is in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or is in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Company, any of the Subsidiaries or their assets or properties, except for any such violations or defaults as would not have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default

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         under any such document or instrument, except for any such default as would not have a Material Adverse Effect.

                       (xii) The execution, delivery and performance by the Company of this Agreement and the other Operative Documents, the issuance and sale of the Notes, and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of the Subsidiaries, or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of the Company or any of the Subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their property is or may be bound, except for any such violation, conflict, breach or default as would not have a Material Adverse Effect, (iii) any statute, rule or regulation applicable to the Company, any of the Subsidiaries or any of their assets or properties, or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any of the Subsidiaries or their assets or properties. Subject to the assumptions set forth in clauses (i) through (iii) of Section 5(xxvii), no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for the execution, delivery and performance of this Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby, except such as have been obtained and made (or, in the case of the Registration Rights Agreement and the transactions contemplated thereby and by the Note Indenture, will be obtained and made under the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act")), or such as may be required by the NASD, or such as may be required under state securities or Blue Sky laws or regulations or the securities laws of non-U.S. jurisdictions. No consents or waivers from any other person are required for the execution, delivery and performance of this Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained (or, in the case of the Registration Rights Agreement and the transactions contemplated thereby and by the Note Indenture, will be obtained).

                       (xiii) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of the Subsidiaries is or may be a party or to which the business or property of the Company or any of the Subsidiaries is or may be subject, (ii) no statute, rule, regulation, or order that has been enacted, adopted or issued by any governmental agency or, to the knowledge of the Company, that has been proposed by any governmental body, (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or

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         any of the Subsidiaries is subject that has been issued that, in the case of clauses (i), (ii) and (iii) above, if adversely determined, (x) might reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect, or (y) would interfere with or adversely affect the issuance of the Notes or (z) in any manner draw into question the validity of this Agreement or any other Operative Document.

                       (xiv) No action, to the Company's knowledge, has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or suspends the sale of the Notes in any jurisdiction referred to in Section 4(e) hereof; and no action, suit or proceeding is pending against or affecting or, to the knowledge of the Company, threatened against, the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Notes or in any manner draw into question the validity of any Operative Document; and, to the Company's knowledge, every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

                       (xv) There is (i) no significant unfair labor practice complaint pending against the Company or any of the Subsidiaries nor, to the knowledge of the Company, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any or the Subsidiaries or, to the knowledge of the Company, threatened against any of them, (ii) no significant strike, labor dispute slowdown or stoppage pending against the Company or any of the Subsidiaries nor, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries and (iii) to the knowledge of the Company, no union representation question existing with respect to the employees of the Company and, to the knowledge of the Company, no union organizing activities are taking place. Neither the Company nor any of the Subsidiaries has violated any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, nor any applicable wage or hour laws, nor any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, or analogous foreign laws and regulations, other than any such violation as would not result in a Material Adverse Effect.

                       (xvi) Neither the Company nor any of the Subsidiaries has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of them under applicable Environmental Laws or is violating any term or condition of such permit, license or approval, other than any such violation or failure to obtain a permit, license or approval as would not have a Material Adverse Effect.

                       (xvii) Each of the Company and the Subsidiaries has (i) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as exist on the date hereof and are described in the Offering Memorandum or will arise upon consummation of the transactions described therein or as would not have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which it is party as lessee, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business currently conducted by it in the manner described in the Offering Memorandum, except where failure to hold such Authorizations would not have a Material Adverse Effect and (iv) no reason to believe that any governmental body or agency is considering limiting suspending or revoking any such Authorization. All such Authorizations (as qualified in clause (iii) above) are valid and in full force and effect and the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations (as qualified in clause (iii) above) and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto, except where the failure to comply would not have a Material Adverse Effect. All leases to which the Company or any of the Subsidiaries is a party are valid and binding upon the Company or such Subsidiary, as the case may be, and, to the Company's knowledge, upon the other parties thereto, no material default by the Company or any of the Subsidiaries has occurred and is continuing thereunder, and, to the knowledge of the Company, no material defaults by the landlord are existing under any such lease.

                       (xviii) Each of the Company and the Subsidiaries owns or possesses or otherwise has the right to use all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. To the knowledge of the Company, the use of the Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not infringe on the right of any person, which, if determined adversely to the Company or the Subsidiaries, would have a Material Adverse Effect.

                       (xix) All tax returns required to be filed by the Company or any of the Subsidiaries, in all jurisdictions, have been so filed, except where the failure to so file would not have a Material Adverse Effect. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest, except where the failure to so pay would not have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries knows of any material proposed additional tax assessments against it or any of the Subsidiaries.

                       (xx) Neither the Company nor any of the Subsidiaries is
         (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or analogous foreign laws and regulations, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended, or analogous foreign laws and regulations.

                       (xxi) There are no holders of securities of the Company who, by reason of the execution by the Company of this Agreement or any other Operative Document to which it is a party or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand that the Company register under the Act or analogous foreign laws and regulations securities held by them.

                       (xxii) The authorized, issued and outstanding capital stock of each of the Company and each of the Subsidiaries has been duly and validly authorized and issued, is fully paid and nonassessable and was not issued in violation of or subject to any preemptive or similar rights. The Company had at January 31, 1997, an authorized and outstanding capitalization as set forth in the Offering Memorandum.

                       (xxiii) Each certificate signed by any officer of the Company and delivered to the Purchasers or counsel for the Purchasers shall be deemed to be a representation and warranty by the Company to each Purchaser as to the matters covered thereby.

                       (xxiv) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that:
         (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                       (xxv) The Company and each of the Subsidiaries maintain insurance covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses. Neither the Company nor any of the Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made (that have not been undertaken) in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

                       (xxvi) Neither the Company nor any of the Subsidiaries has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes or (ii) since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Notes or
         (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                       (xxvii) No registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Purchasers as contemplated hereby or for the Exempt Resales assuming (i) that the purchasers who buy the Series A Senior Notes in the Exempt Resales are either QIBs, non-U.S. persons you reasonably believe are outside the United States to whom offers and sales of the Series A Notes may be made in reliance upon Regulation S or Accredited Investors (up to a maximum of 35 such Accredited Investors), (ii) the accuracy of the Purchasers' representations contained herein and (iii) the accuracy of the representations made by such Accredited Investors as set forth in the letter of representation executed by each Accredited Investor in the form of Annex A to the Offering Memorandum. No form of general solicitation and directed selling efforts or general advertising was used by the Company, the Subsidiaries or any of its representatives in connection with the offer and sale of any of the Series A Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Company has not (and none of its representatives has) engaged in any directed selling efforts within the meaning of Rule 902 under the Act in the United States in connection with the Series A Notes being offered and sold pursuant to Regulation S. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                       (xxviii) Set forth on Exhibit B hereto is a list of each employee pension or welfare benefit plan with respect to which the Company or any corporation considered an affiliate of the Company within the meaning of Section 407(d)(7) of ERISA (an "Affiliate") is a party in interest or disqualified person. The execution and delivery of this Agreement, the other Operative Documents and the sale of the Series A Notes to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the Section entitled "Notices to Investors."

                       (xxix) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, neither the Company nor any of the Subsidiaries has incurred or will incur any liabilities or obligations, direct or contingent, which are material to the Company and the Subsidiaries taken as a whole (other than accounts payable in the ordinary course of business), nor entered into any transaction not in the ordinary course of business, and there has not been, singly or in the aggregate, any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Change") and there have not been dividends or distributions of any kind declared, paid or made by the Company or any of the Subsidiaries on any class of its capital stock.

                       (xxx) Neither the Company, the Subsidiaries nor any agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                       (xxxi) The accountants who have certified or shall certify the financial statements and supporting schedules included or to be included as part of the Offering Memorandum are independent accountants. The consolidated historical statements fairly present the consolidated financial condition and results of operations of the Company and the Subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods, except as stated therein. The pro forma financial statements have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by this Agreement and the other Operative Documents. Other financial information and data included in the Offering Memorandum, historical and pro forma, are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

                       (xxxii) The present fair saleable value of the assets of the Company, on a consolidated basis, exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and matured. The assets of the Company, on a consolidated basis, do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. Upon the issuance of the Series A Notes, the present fair saleable value of the assets of the Company, on a consolidated basis, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and matured. The assets of the Company, on a consolidated basis, upon the issuance of the Series A Notes, will not constitute unreasonably small capital to carry out its business as now conducted, including the capital needs of the Company, on a consolidated basis, taking into account the projected capital requirements and capital availability of the Company.

                       (xxxiii) There are no contracts, agreements or understandings between the Company or any of the Subsidiaries and any person (other than the Purchasers) that would give rise to a valid claim against the Company, the Subsidiaries or any Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

                       (xxxiv) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

         The Company acknowledges that the Purchasers and, for purposes of the opinions to be delivered to the Purchasers pursuant to Section 7 hereof, counsel to the Company and counsel to the Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

                  (b) Each Purchaser represents and warrants to the Company and the other Purchaser and agrees that:

                       (i) Such Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                       (ii) Such Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A, to non-U.S. persons it reasonably believes are outside the United States to whom offers and sales of the Series A Notes may be made in reliance on Regulation S and to Accredited Investors in a private placement exempt from the registration requirements of the Act.

                       (iii) No form of general solicitation or general advertising has been or will be used by such Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                       (iv) No form of directed selling efforts within the meaning of Rule 902 under the Act in the United States has been or will be used by such Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes being sold pursuant to Regulation S.

                       (v) In connection with sales outside the United States, such Purchaser represents and warrants to and agrees with the Company that it will not offer, sell or deliver the Series A Notes to, or for the account or benefit of, U.S. persons (i) as part of such Purchaser's distribution at any time or (ii) otherwise until forty (40) days after the later of the commencement of the sale of the Series A Notes and the Closing Date and it will send to each dealer to whom it sells such Series A Notes during such period, a confirmation or other notice setting forth the restrictions on offers and sales of the Series A Notes within the United States or to, or for the account or benefit of, U.S. persons.

                       (vi) Such Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, QIBs, non-U.S. persons it reasonably believes are outside the United States to whom offers and sales of the Series A Notes may be made in reliance on Regulation S and a total of no more than 35 Accredited Investors. Such Purchaser further agrees (A) that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (1) QIBs who in purchasing such Series A Notes will be deemed to have represented and agreed that they are purchasing the Series A Notes for their own account or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs, (2) non-U.S. persons who in purchasing such Series A Notes will be deemed to have represented and agreed that they are outside the United States and (3) Accredited Investors who make the representations contained in, and execute and return to the Purchaser, a certificate in the form of Annex A attached to the Offering Memorandum and (B) that, in the case of such QIBs and Accredited Investors, such QIBs and Accredited Investors acknowledge and agree that such Series A Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(I) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (II) in a transaction meeting the requirements of Rule 144, (III) to a non-U.S. person in a transaction meeting the requirements of Rule 904 under the Act or (IV) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests), (y) to the Company, (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) that the holder will, and each subsequent holder is required to, notify any purchaser from it of the note evidenced thereby of the resale restrictions set forth in (B) above.

                       (vii) Such Purchaser also understands that the Company and, for purposes of the opinions to be delivered to you pursuant to
         Section 7 hereof, counsel to the Company and counsel to the Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         6. Indemnification.
            ---------------

                  (a) The Company agrees to indemnify and hold harmless (i) each of the Purchasers and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) each of the Purchasers (any of the persons referred to in this clause
         (ii) being hereinafter referred to as a "controlling person"), and
         (iii) the respective officers, directors, partners, employees, representatives and agents of each of the Purchasers or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein. The Company shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Person.

                  (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement, except to the extent the Company or any Subsidiary is materially prejudiced by such failure). Such Indemnified Person shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Indemnified Person, unless (i) the Company has failed promptly to assume the defense and employ counsel reasonably satisfactory to such Indemnified Person, (ii) the Company has authorized the employment of counsel for the Indemnified Person at the expense of the Company, or
         (iii) the named parties to any such action or proceeding (including any impleaded parties) include such Indemnified Person and the Company and such Indemnified Person shall have been advised by counsel that it has reasonably concluded that a conflict of interest may exist between the Company and such Indemnified Person in the conduct of the defense of such action or proceeding. In the case of each of clause (i), (ii) or
         (iii) above, the Company shall pay, as incurred, the fees and expenses of such counsel, regardless of whether it is ultimately determined that an Indemnified Person is not entitled to indemnification hereunder. The Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for the Indemnified Persons, which firm shall be designated by Donaldson, Lufkin & Jenrette Securities Corporation. The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent will not be unreasonably withheld, and the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested an indemnifying party to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than sixty business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of an Indemnified Person, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of such Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

                  (c) Each of the Purchasers agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors, officers and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Purchaser furnished in writing by such Purchaser to the Company expressly for use in the Offering Memorandum.

                  The statements in the Offering Memorandum in the third and fourth paragraphs and in the third sentence in the fifth paragraph in Plan of Distribution constitute the only information heretofore furnished to the Company in writing by any

         Purchaser expressly for use in the Preliminary Offering
         Memorandum or the Offering Memorandum, or any amendment or supplement thereto.

                  (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and the indemnified party, on the other hand, from the offering of the Series A Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and either of the Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering of the Series A Notes (net of discounts and commissions but before deducting expenses) received by the Company and the total discounts and commissions received by such Purchaser bear to the total price of the Series A Notes paid in the Exempt Resales, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company, on the one hand, and the Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company, on the one hand, and the Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity set forth herein shall be in addition to any liability or obligation the Company may otherwise have to any Indemnified Person.

                  The Company and the Purchasers agree that it would not be just and equitable if contribution to this Section 6(d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, neither of the Purchasers (and none of the related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discounts and commissions received by such Purchaser with respect to the Series A Notes, exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Purchasers hereunder and not joint.

                  (e) The Company hereby designates Abelman, Frayne & Schwab, 150 East 42nd Street, 26th Floor, New York, NY 10017-5612 (Attn: Peter Lynfield) as its authorized agent upon whom process may be served in any action, suit or proceeding that may be instituted in any state or federal court in the State of New York by either Purchaser or any person controlling either Purchaser asserting a claim for indemnification or contribution under or pursuant to this Section 6, and the Company will accept the jurisdiction of such court in such action, and waive, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to the Company at the address for notices specified in Section 10 hereof.

         7. Conditions Of Purchasers' Obligations. The several obligations of the Purchasers under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date with the same force and effect as if, assuming, in the case of the Closing Date, that this Agreement had been executed on the Closing Date, made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with in all material respects by it at or prior to the Closing Date.

                  (b) The Offering Memorandum shall have been printed and copies distributed to the Purchasers not later than 10:00 a.m., New York City time, on the date of this Agreement or at such later date and time as to which you may agree, and no stop order suspending the qualification or exemption from qualification of any of the Series A Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                  (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of any of the Series A Notes; no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company, threatened against the Company or any Subsidiary before any court or arbitrator or any governmental body, agency or official that, if adversely determined, (i) would prohibit, interfere with or adversely affect the issuance of the Series A Notes, (ii) would reasonably be expected to have a Material Adverse Effect or (iii) would in any manner draw into question the validity of this Agreement, the
         Note Indenture, the Series

         A Notes or the Registration Rights Agreement; and no stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement is subject to the registration requirements of the Act shall have been issued.

                  (d) Since the dates as of which information is given in the Offering Memorandum and other than as described therein, (i) there shall not have been any material change, or any development that is reasonably likely to result in a material change, in the capital stock or the long-term debt, or material increase in the short-term debt (other than accounts payable incurred in the ordinary course of business), of the Company or any of the Subsidiaries from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any of the Subsidiaries on any class of its capital stock, and (iii) neither the Company nor any of the Subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and the Subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet included in the Offering Memorandum (other than accounts payable incurred in the ordinary course of business). Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have been any Material Adverse Change.

                  (e) You shall have received certificates, dated the Closing Date, signed by (i) the President or any Vice President and (ii) a principal financial or accounting officer of the Company confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 7.

                  (f) You shall have received on the Closing Date an opinion (satisfactory to you and your counsel), dated the Closing Date, of Steel Hector & Davis LLP, counsel for the Company and the Subsidiaries, to the effect that:

                       (i) The Company and each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and as described in the Offering Memorandum, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which, to such counsel's knowledge, the ownership, leasing and operating of its property and the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

                       (ii) To such counsel's knowledge, each of the entities listed on Schedule II hereto is, and upon consummation of the Fine Fragrances Acquisition on the Closing Date, Fine Fragrances, Inc. will become, a subsidiary of the Company. To such counsel's knowledge, the entities listed on Schedule II are, together with Fine

         Fragrances, Inc. when so acquired on the Closing Date, the only subsidiaries, direct or indirect, of the Company. The Company owns or in the case of Fine Fragrances, Inc. will own on the Closing Date upon consummation of the Fine Fragrances Acquisition, directly or indirectly through other subsidiaries, 100% of the outstanding capital stock or other securities evidencing equity ownership of such subsidiaries, to such counsel's knowledge, and upon the release of the collateral securing the Existing Credit Facility and the 8.0% Secured Subordinated Debentures, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and, to such counsel's knowledge, were not issued in violation of any preemptive or similar rights. To such counsel's knowledge, other than in connection with the Fine Fragrances Acquisition, there are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such subsidiaries.

                       (iii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Notes, the Note Indenture and the Registration Rights Agreement and to consummate the transactions contemplated hereby or thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes as provided herein.

                       (iv) The Company has duly and validly authorized, executed and delivered this Agreement.

                       (v) The Company has duly and validly authorized, executed and delivered the Note Indenture and (assuming the due authorization, execution and delivery thereof by the Trustee) the Note Indenture is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable. The
         Note Indenture conforms in all material respects to the description thereof in the Offering Memorandum.

                       (vi) The Series A Notes have been duly and validly authorized for issuance and sale to you by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Note Indenture and delivered against payment therefor in accordance with the terms hereof, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Note Indenture, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable. The Series A Notes, when issued, authenticated and delivered in accordance with the terms of the Note Indenture, will conform in all material respects to the description thereof in the Offering Memorandum.

                       (vii) The Series B Notes have been duly and validly authorized for issuance by the Company and, when issued, authenticated and delivered in accordance with the terms of the Note Indenture, the Registration Rights Agreement and the Exchange Offer, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Note Indenture, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable.

                       (viii) The Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance (including the Uniform Fraudulent Transfers Act as adopted in Florida) or other laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), regardless of whether enforcement is sought in a proceeding at law or in equity, (iii) except as any rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations, and (iv) except as enforcement of any provisions requiring the payment of liquidated damages may be limited by applicable law or public policy. The Registration Rights Agreement, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

                       (ix) When the Series A Notes are issued and delivered pursuant to this Agreement, none of the Series A Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or any Subsidiary that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                       (x) No registration under the Act of any of the Series A Notes is required for the sale of the Series A Notes to you as contemplated hereby or for the Exempt Resales assuming (i) that each of the Eligible Purchasers is a QIB or an Accredited Investor or a non-U.S. person you reasonably believe is outside the United States and to whom offers and sales of the Series A Notes may be made in reliance upon Regulation S, (ii) the accuracy of the Purchasers' representations contained herein and (iii) the accuracy of the representations made by each Accredited Investor as set forth in the letter of representation executed by such Accredited Investor in the form of Annex A to the Offering Memorandum.

                       (xi) To such counsel's knowledge, neither the Company nor any of the Subsidiaries (a) is in violation of its respective charter or bylaws, (b) is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other loan agreement, indenture, mortgage or deed of trust or any other agreement that is material to the Company and known to such counsel to which it is a party or by which it is bound or to which any of its properties is subject or (c) is in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Company or the Subsidiaries, in the case of clause (b) or (c), other than such violation or default that has not had and will not have a Material Adverse Effect; provided however that no opinion need be expressed with respect to the Company's purchase of fragrance products from Diverted Sources. To such counsel's knowledge, there exists no condition that, with notice, the passage of time or otherwise, would constitute such default under any such document or instrument; provided however that no opinion need be expressed with respect to the Company's purchase of fragrance products from Diverted Sources.

                       (xii) The execution, delivery and performance by the Company of this Agreement and the other Operative Documents, the issuance and sale of the Notes, and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of the Subsidiaries, or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of the Company or any of the Subsidiaries, (ii) any bond, debenture, note or any other evidence of indebtedness or any other loan agreement, indenture, mortgage or deed of trust or any other agreement that is material to the Company and known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of them or their property is or may be bound, (iii) any statute, rule or regulation applicable to the Company, any of the Subsidiaries or their assets or properties; provided however that no opinion need be expressed with respect to applicable state or foreign securities or Blue Sky laws, or (iv) any judgment, order or decree known to such counsel of any court or governmental agency or authority having jurisdiction over the Company, any of the Subsidiaries or their assets or properties. Subject to the assumptions set forth in clauses (i) through (iii) of Section 7(f)(x), no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for the execution, delivery and performance of this Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby, except such as have been obtained and made (or, in the case of the Registration Rights Agreement and the transactions contemplated thereby and by the Note Indenture, will be obtained and made under the Act the Trust Indenture Act) or such as may be required by NASD or under state securities or Blue Sky laws and regulations or under the securities laws of non-U.S. jurisdictions. No consents or waivers from any other person are required under any bond, debenture, note or any other evidence of indebtedness or any other loan agreement, indenture, mortgage or deed of trust or any other agreement that is material to the Company and known to such counsel for the execution, delivery and performance of this Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained (or, in the case of the Registration Rights Agreement and the transactions contemplated thereby and by the Note Indenture, are required to be obtained).

                       (xiii) To the knowledge of such counsel, no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes; to the knowledge of such counsel, no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or suspends the sale of the Notes in any jurisdiction referred to in Section 4(e) hereof; and, to the knowledge of such counsel, no action, suit or proceeding is pending or threatened against or affecting, the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Notes or in any manner draw into question the validity of any Operative Document; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects (provided however that no opinion need be expressed as to requests from state or foreign securities authorities or agencies).

                       (xiv) To the knowledge of such counsel, the Company and each of the Subsidiaries has (i) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as exist on the date hereof and are described in the Offering Memorandum or will arise upon consummation of the transactions described therein or as would not have a Material Adverse Effect, (ii) peaceful and undistributed possession under all leases to which it is party as lessee, (iii) all Authorizations necessary to engage in the business currently conducted by it in the manner described in the Offering Memorandum, except where failure to hold such Authorizations would not have a Material Adverse Effect and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. To such counsel's knowledge, all such Authorizations (as qualified in clause
         (iii) above) are valid and in full force and effect and the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations (as qualified in clause
         (iii) above) and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. To the knowledge of such counsel, the lease of the National Trading Facility is valid and binding and no material default by the Company has occurred and is continuing thereunder, and no material defaults by the landlord are existing under such lease.

                       (xv) To the knowledge of such counsel, neither the Company nor any of the Subsidiaries has violated any Environmental Laws, lacks any permits, licenses or other approvals required of them under applicable Environmental Laws or is violating any terms and conditions of any such permit, license or approval, nor, to the knowledge of such counsel, has the Company or any of the Subsidiaries violated any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees nor, to the knowledge of such counsel, any applicable wage or hourly laws, nor any provisions of ERISA or the rules and regulations promulgated thereunder or analogous foreign laws and regulations, nor, to the knowledge of such counsel, has the Company or any of the Subsidiaries engaged in any unfair labor practice, which in each case would result in a Material Adverse Effect.

                       (xvi) Neither the Company nor any of the Subsidiaries is
         (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940 or analogous foreign laws and regulations, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended, or analogous foreign laws and regulations.

                       (xvii) To the knowledge of such counsel, there are no holders of securities of the Company or any of the Subsidiaries who, by reason of the execution by the Company of this Agreement or any other Operative Document, or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any Subsidiary register under the Act or analogous foreign laws and regulations securities held by them.

                       (xviii) Prior to the effectiveness of the Exchange Offer Registration Statement or the effectiveness of the Shelf Registration Statement, the Note Indenture is not required to be qualified under the Trust Indenture Act of 1939.

                       (xix) The authorized and, at January 31, 1997, issued and outstanding capital stock of the Company and each of the Subsidiaries has been duly and validly authorized and issued, is fully paid and nonassessable and was not issued in violation of or subject to statutory preemptive rights. The Company had at January 31, 1997, an authorized and, to the knowledge of such counsel, outstanding capitalization as set forth in the Offering Memorandum.

         In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel in connection with the preparation of the Preliminary Offering Memorandum and the Offering Memorandum and has considered the matters required to be stated therein and the statements contained therein and, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as indicated above), such counsel advises you that, on the basis of the foregoing, no facts came to its attention that caused it to believe that the Preliminary Offering Memorandum or the Offering Memorandum (as amended or supplemented, if applicable), at the time such Preliminary Offering Memorandum or Offering Memorandum was circulated or that the Offering Memorandum, at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may further state that they assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in the Preliminary Offering Memorandum or the Offering Memorandum.

         The opinions of such counsel described in this paragraph shall be rendered to you at the request of the Company and shall so state therein.

                  (g) You shall have received an opinion, dated the Closing Date, of Fried, Frank, Harris, Shriver & Jacobson, your counsel, in form and substance reasonably satisfactory to you, covering such matters as are customarily covered in such opinions.

                  (h) At the time this Agreement is executed and delivered by the Company and on the Closing Date, you shall have received letters, substantially in the form previously approved by you, from Deloitte & Touche LLP, independent public accountants, with respect to the financial statements and certain financial information contained in Offering Memorandum.

                  (i) Fried, Frank, Harris, Shriver & Jacobson shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (j) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

                  (k) The Company and the Trustee shall have entered into the
         Note Indenture and you shall have received counterparts, conformed as executed, thereof.

                  (l) The Company shall have entered into the Registration Rights Agreement and you shall have received counterparts, conformed as executed, thereof.

                  (m) Prior to, or simultaneously with, the sale to you of the Series A Notes, the Company shall have (i) terminated the Existing Credit Facility and (ii) entered into a new credit facility with Fleet National Bank providing for revolving loans up to $40.0 million and you shall have received counterparts, conformed as executed, thereof, which shall conform in all material respects to the description thereof in the Offering Memorandum.

                  (n) Prior to, or simultaneously with, the sale to you of the Series A Notes, the Company shall have acquired the remaining 50.01% of the common stock of Fine Fragrances, Inc. that the Company did not already own.

                  (o) Prior to, or simultaneously with, the sale to you of the Series A Notes, all security interests in the capital stock of the Subsidiaries shall have been released.

                  All opinions, certificates, letters and other documents required by this Section 7 to be delivered by the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

         8. Defaults. If, on the Closing Date, either of the Purchasers shall fail or refuse to purchase Series A Notes that it has agreed to purchase hereunder on such date, and the aggregate principal amount of such Series A Notes that such defaulting Purchaser agreed but failed or refused to purchase does not exceed 10% of the total principal amount of such Series A Notes that both of the Purchasers are obligated to purchase on such Closing Date, the non-defaulting Purchaser shall be obligated to purchase the amount of such Series A Notes that such defaulting Purchaser agreed but failed or refused to purchase. If, on the Closing Date, either of the Purchasers shall fail or refuse to purchase Series A Notes in an aggregate principal amount that exceeds 10% of such total principal amount and arrangements satisfactory to the other Purchaser and the Company for the purchase of such Series A Notes are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Purchaser or the Company, except as otherwise provided in Section 9. In any such case that does not result in termination of this Agreement, the Purchasers or the Company may postpone the Closing Date for not longer than seven (7) days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Purchaser from liability in respect of any default by any such Purchaser under this Agreement.

         9. Effective Date Of Agreement And Termination. This Agreement shall become effective upon the execution hereof.

         This Agreement may be terminated at any time on or prior to the Closing Date by you by notice to the Company if any of the following has occurred: (i) subsequent to the date information is provided in the Offering Memorandum, any Material Adverse Change which, in your judgment, materially impairs the investment quality of any of the Series A Notes, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis, material adverse change or emergency would, in your judgment, make it impracticable or inadvisable to market any of the Series A Notes or to enforce contracts for the sale of any of the Series A Notes, (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets, (iv) any declaration of a general banking moratorium by either federal or New York authorities, (v) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States, and would, in your judgment, make it impracticable or inadvisable to market any of the Series A Notes or to enforce contracts for the sale of any of the Series A Notes, (vi) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in your judgment, would have a Material Adverse Effect, or (vii) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

         The indemnities and contribution provisions and the other agreements, representations and warranties of the Company and of the Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of either of the Purchasers or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

         If this Agreement shall be terminated by the Purchasers pursuant to clauses (i) or (vii) of the second paragraph of this Section 9 or because of the failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to
Section 4(f) hereof.

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Purchasers, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Series A Notes from any of the Purchasers merely because of such purchase.

         10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier or air courier guaranteeing overnight delivery and shall be addressed as follows: (a) if to the Company, French Fragrances, Inc., 14100 N.W. 60th Avenue, Miami

Lakes, Florida 33014, Attention: Oscar E. Marina, Esq., with a copy to Steel Hector & Davis LLP, 200 South Biscayne Boulevard, Suite 4000, Miami, Florida 33131, Attention: Beatriz Llorens Koltis, Esq., and (b) if to the Purchasers, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Maureen Block, with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004,
Attention: Kenneth R. Blackman, Esq., or in any case to such other address as the person to be notified may have requested in writing.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         This Agreement shall be governed and construed in accordance with the internal laws of the State of New York. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the Agreement among the Company and the Purchasers.

                                         Very truly yours,

                                         FRENCH FRAGRANCES, INC.




                                         By: /s/ E. SCOTT BEATTIE
                                            -----------------------------
                                              Name: E. Scott Beattie
                                              Title: President & COO


Accepted and agreed to as of
the date first above written:

DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION


By: /s/ WILLIAM J.R. WILSON
   ---------------------------------
     Name: William J.R. Wilson
     Title: Vice President

TD SECURITIES (USA) INC.


By: /s/ THOMAS W. REGAN JR.
   ---------------------------------
     Name: Thomas W. Regan Jr.
     Title: Managing Director

                                   SCHEDULE I



                                                               Principal Amount


Donaldson, Lufkin & Jenrette
  Securities Corporation   ..................................    $ 97,750,000
TD Securities (USA) Inc.   ..................................      17,250,000

                  Total    ..................................    $115,000,000
                                                                 ============

                                   SCHEDULE II

                          List Subsidiaries of Company


G.B. Parfums, Inc.
Halston Parfums, Inc.
FRM Services, Inc.








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